UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2011

Prime Estates & Developments, Inc.
(Name of registrant in our charter)

Nevada	333-162597	27 0611758
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS I.D.

200 South Wacker Drive, Suite 3100, Chicago, Illinois,	60606
(Address of principal executive offices)	(Zip Code)

Telephone:  312.674.4529
(address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01 Entry into a Material Definitive Agreement.

A Co-operation Agreement (“Agreement”) was made and entered into this 17th day of February 2011, by and between: “GreenEra Ltd.” a company duly incorporated and existing under the laws of Cyprus Republic [“GreenEra”], and “Prime Estates & Developments Inc.” [“PMLT”] with respect to a land field in Novo Aripuana, State of Amazonas, Brazil, with a total area of 60.000 ha. for exclusive control, exclusive management and exclusive commercial exploitation (which include initial evaluation, identification, registration, certification, sale, transfer or assignment to any form or method) of:

a)	The total amount of all kinds, nature and source of carbon credits, deriving from the aforementioned Project;
b)
Any business, relating to or arising from or resulting in the future to any other, more specific nature, type and source, carbon credits, which will be derived from the aforementioned Project, during the course of the established agreement. Such business and commercial exploitation may include, not restrictively, the planning, development and construction of projects or undertaking in relation to water or other aquatic ecosystems, recognition, registration, certification, negotiation, sale or transfer in any manner or method, one or more units of any particular form, nature or origin of carbon credits; and

c)
Any other business activity of the Project, directly or indirectly relevant to any kind, nature of origin carbon credits derived in the present or in the future and from any specific element of the Project, such as forest or an area of forest, soil, water, ecosystems, etc, provided that their management and trading are environmentally and ecologically appropriate and acceptable.

Under the Agreement:

•	GreenEra transfers all its rights and obligations that derive from the attached Licensing Agreement with the owner of the 60,000 ha property to PMLT.
•
PMLT undertakes the obligation to finance all needed expenses in order to issue the carbon credits that can derive from the aforementioned property. Both parties agree that the estimated cost of the carbon credits registration and issuance cannot exceed the amount of $1,200,000. Also, PMLT becomes the manager of the property and can develop plans for any other type of exploitation of the estate.

•	PMLT hires GreenEra to be the Developer concerning the carbon credit projects that can derive from the 60,000 ha property.
•
PMLT will do the Due Diligence on the property’s titles and all other documents of the property and in case that the Due Diligence is not successful, then PMLT will have the right to cancel the Agreement.

Mr. Panagiotis Drakopoulos, our Principal Executive Officer, is a principal shareholder, but not an officer/director, of GreenEra Ltd.

The agreement is filed as an exhibit to this Form 8-K and should be referred to in its entirety for complete information concerning this agreement.

Exhibits

10.1 Co-Operation Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Prime Estates & Developments, Inc.

Date: February 17, 2011	/s/ Panagiotis Drakopoulos
Panagiotis Drakopoulos
Principal Executive Officer